Exhibit 10.8

GUARANTY

1. In consideration of financial accommodations given, to be given or continued to Avalon RT9 Properties, LLC, a New Jersey limited liability company, with an office at 4400 Route 9, Freehold, New Jersey 07728 (herein called “Borrower”) by S&P Principal LLC, with an address at 1460 Shoreline Way, Hollywood, Florida 33019 (herein called “Lender”) the Avalon GloboCare Corp., a Delaware Corporation, having an office at 4400 Route 9, Freehold, New Jersey 07728, (“Guarantor”) by this Guaranty (herein called “Guaranty”) irrevocably and unconditionally guarantee(s) to the Lender payments when due, whether by acceleration or otherwise, of any and all liabilities of the Borrower to the Lender, together with all interest thereon and all attorneys’ fees, costs and expenses of collection incurred by the Lender in enforcing any of such liabilities of the Borrower.

LIABILITIES DEFINED

2. The term “liabilities of the Borrower” shall include all liabilities direct or contingent, joint, several or independent, of the Borrower now or hereafter existing, due or to become due to, or held or to be held by, the Lender for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise. In the event that the Borrower is a corporation, partnership, limited partnership, limited liability company, limited liability partnership or any other entity, the term “liabilities of the Borrower” as used herein shall include all liabilities of any successor corporation(s), or partnership(s), limited partnership(s), limited liability company(s), limited liability partnership(s) or any other entity(s), to the Lender, direct or contingent, joint, several or independent, now or hereafter existing, due or to become due to, or held or to be held by the Lender, whether created directly or acquired by assignment or otherwise.

NO RELEASE

3. The Lender may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice to the undersigned (except as shall be required by applicable statute and cannot be waived), without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions in whole or in part:

(a) if Lender and Borrower agree to change the manner, place or terms of payment, and/or change or extend the time of payment, renew, alter or increase any liability of the Borrower, any security therefore, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the liabilities of the Borrower as so changed, extended, renewed, altered or increased;

(b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c) exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting;

(d) settle or compromise any liability hereby guaranteed, any security therefore or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Lender and the undersigned; and

(e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liability or liabilities of the Borrower remain unpaid.

DEFAULT

4. Upon the happening of any of the following events:

(a) a default beyond applicable notice and grace periods in the terms of the Note, Mortgage, and/or other loan documents entered into between Lender and Borrower;

(b) the death of the Borrower or any person (including the undersigned) who is liable directly or indirectly for any of the liabilities of the Borrower;

(c) a material adverse change in the financial condition of the Borrower or any aforesaid person;

(d) the suspension of business of the Borrower or any aforesaid person;

(e) the issuance of any warrant, process or order of attachment, garnishment or other lien and/or the filing of a lien as to real property mortgaged or to be mortgaged by Borrower to Lender, which is not cured or bonded within sixty (60) days after notice, unless a shorter time period is required by law or to protect Lender’s interest, then the shorter time period shall apply;

(f) the insolvency (however evidenced) of the Borrower or any aforesaid person;

(g) an assignment for the benefit of creditors by the Borrower or any aforesaid person;

(h) the appointment of a trustee or receiver for the Borrower or any aforesaid person or for any property of the Borrower or any aforesaid person;

(i) the commencement of a proceeding by or against the Borrower or any aforesaid person under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute;

(j) an untrue or incomplete representation and/or statement, other than minor inaccuracies, in any financial or other statement of the Borrower or any aforesaid person delivered to the Lender by or on behalf of the Borrower or such aforesaid person; or

(k) failure to comply with any provision in this Guaranty,

then and in any such event, and at any time thereafter, the Lender may, without notice to the Borrower or any aforesaid person, make the liabilities of the Borrower to the Lender, whether or not then due, immediately due and payable hereunder as to the undersigned, and the Lender shall be entitled to enforce the obligations of the undersigned hereunder.

INDEPENDENT OBLIGATION

5. No invalidity, irregularity or unenforceability of all or any part of the liabilities of the Borrower hereby guaranteed, or of any security therefor shall affect, impair or be a defense to this Guaranty. This Guaranty is a primary obligation of the undersigned.

NO WAIVER

6. No delay on the part of the Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of the undersigned to the Lender in any other respect at any other time.

NOTICE

7. The undersigned waive notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waive presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, notice of suit or taking other action by the Lender against the Borrower and any other party liable thereon (including the undersigned).

NEW JERSEY LAW APPLIES

8. This Guaranty, and the rights and obligations of the Lender and of the undersigned hereunder, shall be governed and construed in accordance with the Law of the State of New Jersey, and this Guaranty is binding upon the undersigned, its successors and/or assigns, and shall inure to the benefit of the Lender, its successors and/or assigns. In the event that the Lender brings any action or suit in any court of record in New Jersey State or the Federal Government to enforce any or all liabilities of the undersigned, service of process may be made upon the undersigned by mailing a copy of the summons to the undersigned at the address below set forth.

JOINT AND SEVERAL LIABILITY

9. The undersigned, if more than one, shall be jointly and severally liable hereunder and the term “undersigned” wherever used herein shall mean the undersigned or any one or more of them. Anyone signing this Guaranty shall be bound thereby, whether or not anyone else signs this Guaranty at any time or is released from this Guaranty at any time. The term “Lender” includes any agent of the Lender acting for it.

TITLES

10. The titles to paragraphs are for convenience only and do not in any way limit the contents of the paragraphs themselves.

Dated: May 24, 2023

BORROWER:

AVALON RT9 PROPERTIES, LLC.

AVALON GLOBOCARE CORP., its Sole Member

By:
DAVID JIN, CEO

GUARANTOR:

AVALON GLOBOCARE CORP.

By:
DAVID JIN, CEO

STATE OF NEW YORK	)
) ss.
COUNTY OF RICHMOND	)

CERTIFY that on May 24, 2023, David Jin, personally came before me and stated to my satisfaction that this person (or if more than one, each person):

(a) was the maker of the attached instrument; and,

(b) was authorized to and did execute this instrument as of the entity named in this instrument.

Notary Public

My Commission Expires:

3